                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                               DIGITAL LIGHTWAVE, INC.
    ------------------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                Delaware                             95-4313013
    ----------------------------------------     ---------------------
    (State of Incorporation or Organization)    (IRS Emp.I.D.No.)

     601 Cleveland Street, Fifth Floor, Clearwater, Florida  34615
    ------------------------------------------------------------------
            (Address of principal executive offices)        (zip code)

Securities to be registered pursuant to Section 12(b) of the Act

                                         None
                               -----------------------
                                   (Title of class)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     Common Stock
                               -----------------------
                                   (Title of class)

         INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to page 38 of the Prospectus contained in Registrant's Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-09457) filed November 1, 1996.

ITEM 2.  EXHIBITS.

         The following exhibits are filed as part of this registration statement:

         1.*  Specimen Certificate for Registrant's Common Stock.

         2.*  Articles of Incorporation, as amended.

         ____________

         * Incorporated by reference to the exhibits to Registrant's Registration Statement on Form S-1 (File No. 333-09457) filed August 2, 1996, as amended by Amendment No. 1 to the Registration Statement filed November 1, 1996.



                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant):               DIGITAL LIGHTWAVE, INC.
         ------------------------------------------------------

Date:                              November 1, 1996
         ------------------------------------------------------

By:                           /s/ Bryan J. Zwan
         ------------------------------------------------------

Name:                              Bryan J. Zwan
         ------------------------------------------------------

Title:                             Chief Executive Officer
         ------------------------------------------------------

                                  INDEX TO EXHIBITS

                                                 Sequential
                                                  Page No.
                                                 ----------

1.  Specimen Certificate ......................  Incorporated
                                                 By Reference

2.  Articles of Incorporation .................  Incorporated
                                                 By Reference